UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 April 3, 2017 Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01. Other Events
On April 3, 2017, Exelon Corporation (the “Company”) completed the remarketing (the “Remarketing”) of $1,150,000,000 aggregate principal amount of its 2.50% Junior Subordinated Notes due 2024 (the “2024 Notes”), originally issued as components of its Equity Units (the “Equity Units”) issued in June 2014. The Remarketing of the 2024 Notes was registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement became effective on May 23, 2014 (File No. 333-196220). The 2024 Notes were remarketed into $1,150,000,000 aggregate principal amount of 3.497% Junior Subordinated Notes due 2022 (the “Remarketed Notes”).
In connection with the Remarketing, the Company entered into the Remarketing Agreement, dated as of February 8, 2017 (as supplemented and amended by the Amendment and Joinder to the Remarketing Agreement, dated as of March 29, 2017, the “Remarketing Agreement”), by and among the Company, Citigroup Global Markets Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC, Credit Agricole Securities (USA) Inc., Loop Capital Markets LLC, Lebenthal & Co., LLC and Mischler Financial Group, Inc., as the remarketing agents, Goldman, Sachs & Co., as the quotation agent, and The Bank of New York Mellon Trust Company, N.A., solely in its capacity as purchase contract agent and as attorney-in-fact of the holders of purchase contracts, a form of which is included as Exhibit P to the Purchase Contract and Pledge Agreement, dated as of June 17, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as purchase contract agent and attorney-in-fact of the holders of the purchase contracts, collateral agent, custodial agent and securities intermediary, filed as Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on June 23, 2014. Under the Remarketing Agreement and the Second Supplemental Indenture referenced below, the interest rate on the 2024 Notes was reset in connection with the Remarketing to 3.497% per annum.
The 2024 Notes were issued under the Indenture (For Unsecured Subordinated Debt Securities), dated as of June 17, 2014 (the “Base Indenture”), as supplemented and amended by the First Supplemental Indenture thereto, dated as of June 17, 2014 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). In connection with the Remarketing and the issuance and sale of the Remarketed Notes, the Company entered into the Second Supplemental Indenture, dated as of April 3, 2017 (the “Second Supplemental Indenture”), to the Indenture with the Trustee. Pursuant to the Second Supplemental Indenture, certain of the terms of the 2024 Notes were modified. Among other things, the 2024 Notes were redesignated as the 3.497% Junior Subordinated Notes due 2022.
The Company conducted the Remarketing on behalf of the holders of Equity Units and did not directly receive any proceeds therefrom. The proceeds were used to purchase a portfolio of treasury securities maturing on or about May 31, 2017. The Company expects that a portion of the funds generated upon maturity of the portfolio will be used to settle with the Company on June 1, 2017 the purchase contracts issued as part of the Equity Units.
The foregoing summary description of the Second Supplemental Indenture and the Remarketed Notes is not complete and is qualified in its entirety by reference to the Second Supplemental Indenture and the form of the Remarketed Notes, which are attached as Exhibits 4.3 and 4.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
4.1
Indenture (For Unsecured Subordinated Debt Securities), dated June 17, 2014, between Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Form 8-K dated June 17, 2014).

4.2
First Supplemental Indenture, dated June 17, 2014, between Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to Form 8-K dated June 17, 2014).

4.3	Second Supplemental Indenture, dated April 3, 2017, between Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.4	Form of 3.497% Notes due 2022.
5.1	Opinion of Kirkland & Ellis LLP.
8.1	Tax Opinion of Kirkland & Ellis LLP.

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Cautionary Statements Regarding Forward-Looking Information

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation include those factors discussed herein, as well as the items discussed in (1) Exelon Corporation’s 2016 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 24, Commitments and Contingencies; and (2) other factors discussed in filings with the SEC by Exelon Corporation. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Exelon Corporation does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Senior Executive Vice President and
Chief Financial Officer
Exelon Corporation

April 4, 2017

EXHIBIT INDEX

Exhibit No.	Description
4.1
Indenture (For Unsecured Subordinated Debt Securities), dated June 17, 2014, between Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Form 8-K dated June 17, 2014).

4.2
First Supplemental Indenture, dated June 17, 2014, between Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to Form 8-K dated June 17, 2014).

4.3	Second Supplemental Indenture, dated April 3, 2017, between Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.4	Form of 3.497% Notes due 2022.
5.1	Opinion of Kirkland & Ellis LLP.
8.1	Tax Opinion of Kirkland & Ellis LLP.